March 30, 2006

Supplement

SUPPLEMENT DATED MARCH 30, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
Dated April 29, 2005

The second paragraph of the section of the Prospectus titled ‘‘Fund Management’’ is hereby replaced by the following:

The Fund is managed by members of the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser, and Sam G. Chainani and Alexander Norton, Executive Directors of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1997 and began managing the Fund in June 2004. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Fund in June 2004. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Fund in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Fund in July 2005.

Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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